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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                  CATUITY INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                  CATUITY INC.

LEVEL 4 BALLARAT HOUSE                         2711 E. JEFFERSON AVE.
68-72 WENTWORTH AVE.                           DETROIT, MICHIGAN 48207
SURRY HILLS NSW 2010 AUSTRALIA

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 15, 2003

     We will hold the Annual Meeting of Shareholders of Catuity, Inc. at the AAP Centre Theatrette, 259 George Street, Sydney, NSW 2000 Australia on Thursday May 15, 2003 at 9:30 a.m. Australian Eastern Standard Time (Wednesday May 14, 2003 at 7:30 p.m. Eastern Daylight Time in the United States) for the following purposes:

          1. To elect six members of the board of directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

             The Board of Directors recommend a vote FOR approval of the election of the nominees listed under Proposals 1 through 6.

          2. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

     We have described the items of business more fully in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who were entitled to notice of, and to vote at, the Annual Meeting and at any adjournment is April 2, 2003. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at Catuity's offices.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. Please refer to the enclosed voting form for instructions. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Jack H. Lowry
                                          JOHN H. LOWRY III
                                          Secretary
Detroit, Michigan
April 4, 2003

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
VOTING RIGHTS AND SOLICITATION..............................     1
  Voting....................................................     1
  Proxies...................................................     1
  Solicitation of Proxies...................................     1
PROPOSALS NO. 1-6 ELECTION OF DIRECTORS.....................     2
  General...................................................     2
  Business Experience of Directors..........................     2
  Board Committees and Meetings.............................     3
  Director Compensation.....................................     4
  Recommendation of the Board of Directors..................     4
OWNERSHIP OF SECURITIES.....................................     5
  Compliance with SEC Reporting Requirements................     6
EXECUTIVE COMPENSATION AND RELATED INFORMATION..............     6
  Compensation Committee Report.............................     6
  Compensation Philosophy and Objectives....................     6
  Compensation Components and Process.......................     7
  Compensation Committee Interlocks and Insider
     Participation..........................................     8
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.....     8
SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION..............    10
  Executive Compensation....................................    10
  Employment Contracts, Termination of Employment, and
     Change in Control Agreements...........................    11
  Certain Relationships and Related Transactions............    13
STOCK PERFORMANCE GRAPH.....................................    14
  Shareholder Proposals for 2004 Proxy Statement............    14
FORM 10-K...................................................    15
OTHER MATTERS...............................................    15

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     We are furnishing these proxy materials for the solicitation of proxies by the Catuity Inc. Board of Directors for our Annual Meeting of the Shareholders to be held on Thursday, May 15, 2003 at 9:30 a.m. (AEDT) at the AAP Theatrette, AAP Centre, 259 George Street, Sydney, NSW 2000 Australia (Wednesday, May 14, 2003 at 7:30 p.m. United States Eastern Daylight Time) and at any adjournments or postponements. We first mailed these proxy materials on or about April 11, 2003 to all shareholders entitled to vote at the Annual Meeting.

PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are listed in the accompanying Notice of Annual Meeting of Shareholders. We have described each proposal in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

     Our Common Stock is the only type of security entitled to vote at the Annual Meeting. On April 2, 2003, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 8,633,555 shares of Common Stock outstanding. Each shareholder of record on April 2, 2003 is entitled to one vote for each share of Common Stock held on that date. One third of the outstanding shares of Common Stock entitled to vote must be present or represented at the Annual Meeting in order to have a quorum for the conduct of business generally. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. In the election of directors, the six candidates receiving the highest number of affirmative votes will be elected. Any other matters that may be considered at the Annual Meeting will require the approval by affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote on those matters at the Annual Meeting. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the shares present or represented and entitled to vote on the particular matter. The inspector of election appointed for the Annual Meeting will tabulate all votes. The inspector will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

PROXIES

     Whether or not you are able to attend the Annual Meeting, we urge you to vote your proxy. Catuity's Board of Directors is soliciting your proxy, and the Board will vote your proxy as you direct on your proxy when properly completed. If you sign and return your proxy but do not specify any voting directions, your proxy will be voted FOR the proposals, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to Catuity's Secretary at our principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

     Catuity will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material we furnish to shareholders. We will furnish copies of solicitation material to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners, and we have retained Proxy Services Inc. to assist us in this endeavor. We anticipate that we will pay US$1,500, plus reasonable out of pocket expenses, for these services. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our Directors, officers, or employees. We will not pay any additional compensation to these individuals for these services. Except as described above, we do not presently intend to solicit proxies other than by mail or via the Internet.

                               PROPOSALS NO. 1-6

                             ELECTION OF DIRECTORS

GENERAL

     The names of our nominees for director, their positions and offices with Catuity are set forth in the table below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who your Board may designate to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The six nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors to serve until the next Annual Meeting and until their successors have been elected and qualified. Shareholders may not cumulate votes in the election of directors.

              NAME                 AGE                      POSITION(S)
              ----                 ---                      -----------
David L. Mac. Smith..............  52    Director and Chairman(2)
Michael V. Howe..................  54    Director, President and Chief Executive Officer(2)
Alexander S. Dawson..............  59    Director(1),(2)
Duncan P.F. Mount................  55    Director(1)
Alan L. Gilman...................  59    Director(1),(2)
Robert C. Robins.................  61    Director

---------------

(1) Member, Audit Committee

(2) Member, Compensation Committee

BUSINESS EXPERIENCE OF DIRECTORS

     David L. Mac. Smith is our founder and currently our Chairman of the Board. He has been the Chief Executive Officer and Managing Director of Chip Application Technologies ("CAT"), our wholly owned subsidiary, since November 1992. In December 1999, he became our President and CEO. In January 2000, he resigned as our President and CEO and became our Chairman. Prior to November 1992, he was the founder and, from 1982 to 1991, CEO of Technology Investment Management Limited, a funds management company with specific focus on technology related businesses. He has a Bachelor of Law degree from the Australian National University.

     Michael V. Howe has served as our President and Chief Executive Officer since January 2000. From December 1995 through December 1999, he was the Director of Marketing Communications for United Airlines, responsible for the United Mileage Plus loyalty rewards program and the United partnership program. Prior to joining United Airlines, he served as the Chief Executive Officer of Young and Rubicam Advertising in Detroit, Michigan from October 1990 to November 1995. He has a Bachelor of Business Administration from John Carroll University and a Master of Business Administration from Michigan State University.

     Alexander S. Dawson is currently one of our non-employee Directors. He served as the Chairman of CAT, our wholly owned subsidiary, from November 1992 to December 1999. From April 1987 to January 1991, he was Chief Executive Officer of Arnotts Ltd., Australia's largest biscuit and snack food manufacturing company. From January 1988 to December 1990, he was a member of the Business

Council of Australia. He served as Chairman of United Distillers (Australasia) Limited from August 1994 to March 1996. He has a Bachelor of Commerce degree from the University of New South Wales and a Master of Business Administration from Columbia University. Mr. Dawson is a member of the Institute of Chartered Accountants in Australia.

     Duncan P.F. Mount is currently one of our non-employee Directors. He served as a non-employee Director of CAT, our wholly owned subsidiary, from March 1999 to December 1999. From October 1996 to September 1999, he was the Asian adviser to CEF.TAL Investment Management Limited, a Hong Kong based joint venture between the Canadian Imperial Bank of Commerce, Cheung Kong Holdings Limited and TAL Investment Counsel. He spent 17 years in Hong Kong as the Managing Director of Gartmore Investment Management Limited, from May 1980 to October 1988, and as managing director of CEF Investment Management Limited from May 1988 to October 1996, entities which are fund management and investment companies. From October 1996 to December 1998, he was Managing Director of CEF.TAL Australia Limited. He holds a Bachelor and Master of Arts degree in Economics and Law (Hons) from Cambridge University.

     Alan L. Gilman joined the Board of Directors on July 1, 2000 following his retirement from Arthur Andersen LLP. For 22 years prior to retirement, Mr. Gilman was a partner with Arthur Andersen LLP and specialized in the retail industry. Most recently he managed the Arthur Andersen Competency Center, specializing in retail consulting. From September 1992 to August 1999, he served as the managing partner of Senn-Delaney, a unit of Arthur Andersen specializing in the retail industry. In addition to his role with Senn-Delaney, he held worldwide leadership responsibility for Arthur Andersen's retail industry and consumer products activities. Prior to September 1992, he was an Audit Partner focusing primarily on retail distribution and advertising. Mr. Gilman is also serving as the chairman of the Audit and Compensation Committees of the Board.

     Robert C. Robins joined the Board of Directors on October 9, 2000 following his retirement from Visa USA. He is currently an Executive Vice President of Business Development with National Processing Corporation. Mr. Robins was Executive Vice President of Visa USA in charge of the bankcard association's division that markets Visa products and services to merchants across the United States. Prior to that he spent seven years in various sales and marketing management positions with American Cyanamid Company. He also was with Alba Inc. and the Nestle Corporation in both field sales and corporate management positions.

BOARD COMMITTEES AND MEETINGS

     During the year that ended on December 31, 2002, the Board of Directors and its' committees held twenty-one meetings. All of the directors attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which each such director served.

     Each of our directors holds office until the next annual meeting of shareholders or until his successor has been duly elected or qualified or until his earlier death, resignation or removal. Executive officers are appointed by, and serve at the discretion of, our Board of Directors.

     The board has two standing Committees: the Audit Committee and the Compensation Committee.

     The Audit Committee assists the Board in monitoring the integrity of the Company's financial statements, the independent accountant's qualifications and independence, the performance of the independent accountants and compliance by the Company with legal and regulatory requirements. It selects the independent auditors and is also responsible for oversight of the annual report required by the rules of the Securities and Exchange Commission to be included in the proxy statement. The Audit Committee is composed of three individuals, including Messrs. Gilman (the Chairman), Mount and Dawson, each of whom is independent as that term is defined in section 10A(m)(3) of the Exchange Act and the listing standards of the Nasdaq. The Board of Directors has determined that Mr. Gilman, formerly a partner with Arthur Andersen LLP is an audit committee financial expert as defined in section 3(a)(58) of the Exchange Act and the related rules of the Commission. In addition, the Board of Directors has determined that both Mr. Dawson and Mr. Mount have significant experience in reviewing, understanding and evaluating financial statements and are financially literate. The Audit Committee held four meetings during 2002.

     The Compensation Committee is responsible for establishing the compensation levels of the Company's executive officers. Members of the Committee who are also executive officers do not participate in discussions or decisions about their own compensation level or changes in it. This Committee currently consists of Messrs. Mac. Smith, Howe, Gilman and Dawson with Mr. Gilman serving as Chairman. The Compensation Committee held three meetings during 2002.

DIRECTOR COMPENSATION

     During 2002, non-employee directors received a US$10,000 annual retainer fee, paid in quarterly payments of US$2,500 following each calendar quarter, for serving on the Board. In addition, each director receives a US$1,000 fee for each meeting attended during the year. A fee of US$5,000 per year is paid to the Chairperson of a Committee and a fee of US$2,000 per year is paid to Board members who serve as Committee members as part of Director compensation. Under the Director Stock Option Plan, upon the date each non-employee director first becomes a member of the Board, the director automatically receives a stock option to acquire 10,000 Catuity shares. In addition, on the last business day of September of every year, each non-employee director then in office will receive a stock option to acquire 5,000 Catuity shares. The exercise price per share of any option is the fair market value on the date of grant.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommend a vote FOR the election of the nominees listed above.

                            OWNERSHIP OF SECURITIES

     The following tables set forth certain information regarding beneficial ownership of our capital stock as of March 31, 2003 by:

     - each person who is known by us to beneficially own more than five percent of our common stock;

     - our Chief Executive Officer and the other named executive officers included in the Compensation Tables below;

     - each of our Directors; and

     - all of our Directors and executive officers as a group.

                                                     AMOUNT AND NATURE OF
                                                         COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIALLY OWNED (1)                                  PERCENT OWNED(2)
------------------------------------                ----------------------                                  ----------------
Duncan P.F. Mount(3)..............................          500,000  Direct
8 Longworth Avenue                                           50,000  Vested Options
                                                          ---------
Point Piper, NSW 2027                                       550,000                                                6.3
Australia
David Mac. Smith..................................          255,363  Direct
3/37 Dover Rd                                               198,000  Vested Options
                                                          ---------
Rose Bay, NSW 2029                                          453,363                                                5.1
Australia
Michael V. Howe...................................           14,332  Direct
62 Hampton Road                                             319,000  Vested Options
                                                          ---------
Grosse Pointe Shores, MI 48230                              333,332                                                3.7
Alexander S. Dawson...............................          185,000  Direct
38 Macleay Street                                            20,000  Vested Options
                                                          ---------
Potts Point, NSW 2011                                       205,000                                                2.4
Australia
John H. Lowry III.................................            2,888  Direct
21972 Heatheridge                                           105,000  Vested Options
                                                          ---------
Northville, MI 48167                                        107,888                                                1.2
Anthony B. Garton.................................           12,958  Direct
2700 Clarendon Blvd. #211                                    27,500  Vested Options
                                                          ---------
Arlington, VA 21146                                          40,458                                                  *
Jonathan R.E. Adams...............................            2,749  Direct
10 Riggs Avenue                                              30,000  Vested Options
                                                          ---------
Severna Park, MD 21146                                       32,749                                                  *
Alan L. Gilman....................................            1,500  Direct
4720 Morris Lake Circle                                      20,000  Vested Options
                                                          ---------
West Bloomfield, MI 48323                                    21,500                                                  *
Robert C. Robins..................................              500  Direct
901 Glenway                                                  20,000  Vested Options
                                                          ---------
Hillsborough, CA 94010                                       20,500                                                  *
Douglas G. Kilgour................................            2,482  Direct
1321 Orleans #1213                                            2,500  Vested Options
                                                          ---------
Detroit, MI 48207                                             4,982                                                  *
All directors and executive officers as a group
  (10 persons)....................................          977,772  Direct
                                                            792,000  Vested Options
                                                          ---------
                                                          1,769,772                                              18.8%

---------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or other rights to purchase which are currently exercisable or are exercisable within 60 days after March 31, 2003 are deemed vested and outstanding for purposes of computing the percentage ownership of any other person. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Share data does not include any Shares the beneficial ownership of which has been disclaimed pursuant to SEC Rules.

(2) Percentage of Beneficial Ownership is calculated on the basis of the amount of outstanding securities plus those securities of the named person deemed to be outstanding under Rule 13-d3 (promulgated under the Securities and Exchange Act of 1934, as amended) by virtue of such securities being subject to rights to acquire beneficial ownership within 60 days after March 31, 2003. An asterisk indicates beneficial ownership of less than 1% of the common stock outstanding.

(3) Direct ownership number includes 500,000 shares held by Boom Australia Pty Ltd., the trustee of the Mount Family Trust, of which Mr. Mount is a director. Vested options number includes 30,000 warrants held by Boom Australia Pty Ltd. and 20,000 options held by Mr. Mount.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

     Under the securities laws of the United States, the Company's Directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission ("SEC"). The SEC has established specific due dates, and Catuity is required to disclose in this Proxy Statement any failure to file by those dates. Based upon a review of the copies of Section 16(a) reports for 2002 fiscal year transactions, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such officers, Directors, and ten-percent beneficial owners for such fiscal year except for the following individuals that were late in filing one report; John
H. Lowry, Jonathan R.E. Adams, Anthony B. Garton, Douglas G. Kilgour, Alexander
S. Dawson, Alan L. Gilman, Duncan P.F. Mount and Robert C. Robins. There were no known failures to file required reports under Section 16(a).

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

     The Compensation Committee (the "Committee") of the Board of Directors was constituted in early 2001. This report describes the compensation-related activities of the Committee and the Board as a whole taken during 2002. The Committee sets the compensation of the Chairman and the Chief Executive Officer, reviews the design, administration and effectiveness of compensation programs for other key executives, and approves stock option grants for all executive officers. The Committee is composed of both executive Directors and outside Directors. Executive Directors do not participate in the discussions or determination of their own compensation.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company, should be determined within a competitive framework and be based on individual contribution, customer satisfaction and financial performance relative to that of the technology industry. Within this philosophy, the Committee's objectives are to:

     - Offer a total compensation program that takes into consideration the compensation practices of companies in the markets that the Company competes for executive talent.

     - Provide annual variable incentive awards that take into account the Company's overall financial performance in terms of designated corporate objectives.

     - Align the financial interests of executive officers with those of shareholders by providing significant equity-based, long-term incentives.

COMPENSATION COMPONENTS AND PROCESS

     The three major components of the Company's executive officer compensation are: (i) base salary, (ii) variable incentive awards, and (iii) long-term, equity-based incentive awards.

     Base Salary. The base salary of each executive officer is determined at levels considered appropriate, given available information for comparable positions at other companies. The Company's objective is to provide base salary levels that are competitive with salaries offered at other companies in the markets where the Company competes for talent.

     Variable Incentive Awards. The Company has adopted an incentive award program to provide a portion of the annual compensation of each executive officer in variable incentive awards. Performance based bonuses may be awarded, at the discretion of the Board, to an executive officer when his/her performance, as measured against specific objectives, is meritorious.

     Long-Term, Equity-Based Incentive Awards. The goal of the Company's long-term, equity-based incentive awards is to align the interests of the executive officers with shareholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business through the award of options. The Committee determines the size of long-term, equity based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into consideration an individual's recent performance, his or her potential for future responsibility and promotion, and the number of vested options held by each individual at the time of the new grant. The relevant weight given to each of these factors varies among individuals at the Committee's discretion.

     CEO Compensation. The Board established Mr. Howe's annual base salary and incentive compensation in December 1999. For the three calendar years 2000 through 2002 Mr. Howe received no increases in compensation, during which time the Committee was able to assess his performance from the perspective of the type of company, management team, and customer relationships he was establishing for the long-term success of Catuity. Effective January 1, 2003, and following shareholder approval, Mr. Howe's employment agreement was extended and amended. In determining the changes in Mr. Howe's compensation and his amended employment agreement, the Committee considered Mr. Howe's performance in the three years he has been the President and CEO of the Company, the Company's financial performance in very difficult market conditions relative to the performance of other U.S. technology companies over the same period, customer relationships established during the three years and their potential for future revenue to the Company, Mr. Howe's stature within the payment and loyalty industries in which the Company competes, and information available regarding the compensation levels of other Presidents and CEOs with similar responsibilities as Mr. Howe's. Due to the significant declines in the U.S. stock markets throughout the three year period, and particularly in the technology sector, the Committee determined that the options awarded to Mr. Howe in January 2000 no longer aligned Mr. Howe's interests to those of the shareholders in the manner the options originally were intended. Finally, it determined that a salary increase averaging approximately seven percent per year was within the increases other Presidents and CEOs received during the three year period of Mr. Howe's employment.

     Mr. Howe does not participate in the discussions or determination of his own compensation.

     Chairman Compensation. The Board approved the employment agreement of Mr. Mac. Smith in June 2001 and received shareholder approval in 2002. The agreement remained in effect during the period January 1 through December 31, 2002. On May 1, 2002 Mr. Mac. Smith received the salary increase specified in his employment agreement. In establishing Mr. Mac. Smith's compensation, the Committee considered the level of his involvement with the Company and his overall performance. A portion of his total compensation, in the form of stock option grants, will be determined by the Company's performance and stock price appreciation in order to align the goals of the chairman with the long-term interests of shareholders.

     Mr. Mac. Smith does not participate in the discussions or determination of his own compensation.

     Effective September 1, 2002 Mr. Mac. Smith and Mr. Howe began voluntarily deferring 10% of their after-tax cash compensation until shareholder approval was received to allow them to purchase Catuity stock at the fair market price on the last trading day of each calendar month through an Executive Director Stock Purchase Plan ("Plan"). In the event the shareholders did not approve the plan, Mr. Mac. Smith and Mr. Howe agreed to forego the deferred compensation. In March 2003, at a special meeting of the shareholders, the shareholders approved the Plan. Pursuant to the Provisions in the plan, on March 31, 2003, Mr. Mac. Smith and Mr. Howe purchased shares at the fair market price on March 31, 2003 with the compensation each had deferred from September 1, 2002 through March 31, 2003. Hereafter, for as long as the Plan remains in effect and they participate in the Plan, each will purchase, at the fair market value on the last trading day of each calendar month, the maximum number of shares possible with the compensation deferred in the month.

Submitted by the Compensation Committee
Alan L. Gilman -- Chairman
David L. Mac. Smith
Michael V. Howe
Alexander S. Dawson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors for the 2002 fiscal year are:

                           Alan L. Gilman -- Chairman
                              David L. Mac. Smith
                                Michael V. Howe
                              Alexander S. Dawson

     Two of the members (Messrs. Mac, Smith and Howe) are executive officers, and the other two members are not otherwise officers or employees of Catuity.

     No executive officer of Catuity has served on the Board of Directors or compensation committee of any other entity that has, or has had, one or more executive officers serving as a member of the Board of Directors of Catuity.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors consists of three directors, all of whom are independent for purposes of both the existing and proposed Nasdaq listing requirements and the U.S. Securities and Exchange Commission's recently adopted rules promulgated under the Sarbanes-Oxley Act of 2002. The Audit Committee has reviewed the written charter under which it has been operating and which was adopted by the Board of Directors and made several changes to reflect the rules and regulations of the SEC as amended by the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, the proposed Nasdaq Listing Requirements and the recommendations of the Conference Board Commission on Public Trust and Private Enterprise. The amended charter is attached as Appendix A to this proxy statement in accordance with SEC requirements.

     The Audit Committee of the Board of Directors serves as the representative of the Board for general oversight of Catuity's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Catuity's management has primary responsibility for preparing Catuity's financial statements and Catuity's financial reporting process. Catuity's independent accountants, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of Catuity's audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee hereby reports as follows:

          1. The Audit Committee has reviewed and discussed the audited financial statements with Catuity's management.

          2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

          3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

          4. The Audit Committee has received the written disclosure of fees paid to the independent accountants for services provided during 2002, which are as follows:

AUDIT FEES
Audit Fees..................................................    US$87,000
ALL OTHER FEES
Audit Related...............................................       29,000
Tax Related.................................................        3,000
                                                               ----------
TOTAL FEES..................................................   US$119,000
                                                               ==========

          5. Based on the review and discussion referred to in paragraphs (1) through (4) above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in Catuity's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission. The undersigned members of the Audit Committee have submitted this Report to the Board of Directors:

                            Alan L. Gilman, Chairman
                              Alexander S. Dawson
                               Duncan P.F. Mount

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

EXECUTIVE COMPENSATION

     The following tables provide certain summary information concerning compensation and stock options for our Chief Executive Officer and the four most highly compensated named executive officers that earned more than US$100,000 (salary and bonus) for all services rendered in all capacities to Catuity during the year ended December 31, 2002.

SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM COMPENSATION
                                                                                   AWARDS
                                                                          -------------------------
                                                 ANNUAL COMPENSATION      OTHER ANNUAL
                                               ------------------------   COMPENSATION
NAME AND PRINCIPAL POSITION             YEAR   SALARY(US$)   BONUS(US$)     (US$)(2)     OPTIONS(#)
---------------------------             ----   -----------   ----------   ------------   ----------
Michael V. Howe.......................  2002     232,000       60,000          -0-            -0-
President and CEO                       2001     240,000       60,000          -0-            -0-
                                        2000     240,000       60,000          -0-        315,000
David L. Mac.Smith(1).................  2002     233,305          -0-        5,163            -0-
Chairman                                2001     201,761          -0-        4,461        100,000
                                        2000     156,263          -0-        4,450            -0-
John H. Lowry III(3)..................  2002     150,000       20,000          -0-            -0-
Vice President -- Finance and           2001     150,000       10,000          -0-            -0-
Administration                          2000      99,000          -0-          -0-        150,000
Jonathan R.E. Adams(3)................  2002     136,250          -0-          -0-            -0-
Vice President -- Corporate
  Development                           2001     125,000          -0-          -0-            -0-
                                        2000     125,000          -0-          -0-         50,000
Anthony B. Garton(1)(3)...............  2002     124,250        3,039        5,163            -0-
Vice President -- Product Development   2001      85,527          -0-        4,461         20,000
and Implementation                      2000      94,238          -0-        3,687          7,500

---------------

(1) Salary amounts have been translated from Australian dollars at the average exchange rate for each year. The exchange rates were .544, .5182 and .5828, for the years 2002, 2001, and 2000 respectively.

(2) Includes Australian Superannuation Guarantee Levy, a compulsory payment that funds retirement benefits.

(3) A portion of the executive officers 2002 salary was used to purchase the Company's stock under an executive stock purchase plan. The shares were purchased at market price, therefore, no additional compensation resulted.

             OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

                                                              PERCENT OF TOTAL
                                      NUMBER OF SECURITIES   OPTIONS GRANTED TO   EXERCISE PRICE
                                       UNDERLYING OPTIONS       EMPLOYEES IN        PER SHARE      EXPIRATION
NAME AND PRINCIPAL POSITION                 GRANTED             FISCAL YEAR          (US$/SH)         DATE
---------------------------           --------------------   ------------------   --------------   ----------
Michael V. Howe.....................          -0-                   --                 --             --
President and CEO
David L. Mac. Smith.................          -0-                   --                 --             --
Chairman
John H. Lowry III...................          -0-                   --                 --             --
Vice President -- Finance and
  Administration
Anthony B. Garton...................          -0-                   --                 --             --
Vice President -- Product
Development and Implementation
Jonathan R.E. Adams.................          -0-                   --                 --             --
Vice President -- Corporate
  Development

  AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                                         VALUE OF UNEXERCISED
                                                             NUMBER OF UNEXERCISED      IN-THE-MONEY OPTIONS AT
NAME AND PRINCIPAL         SHARES ACQUIRED      VALUE          OPTIONS AT FY-END               FY-END(1)
POSITION                     ON EXERCISE     REALIZED(2)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
------------------         ---------------   -----------   -------------------------   -------------------------
Michael V. Howe..........        -0-             -0-             219,000/96,000                  $0/$0
President and CEO
David L. Mac. Smith......        -0-             -0-             188,000/12,000                  $0/$0
Chairman
John H. Lowry III........        -0-             -0-             100,000/50,000                  $0/$0
Vice President -- Finance
and Administration
Anthony B. Garton........        -0-             -0-               27,500/0                      $0/$0
Vice President Product
Development and
Implementation
Jonathan R.E. Adams......        -0-             -0-              20,000/30,000                  $0/$0
Vice President --
Corporate Development

---------------

(1) Based on the closing price per share of common stock on the Nasdaq small cap market on the last day of 2002, less the option exercise price payable per share.

(2) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL
AGREEMENTS

     Michael V. Howe. We entered into a five-year employment agreement with our President and Chief Executive Officer, Michael Howe, dated December 5, 1999, as amended effective January 1, 2003. Under the agreement, Mr. Howe is entitled to receive a base salary of US$300,000. Mr. Howe is also entitled to receive a performance-based, target cash bonus. The Compensation Committee may amend salary and bonus amounts in Mr. Howe's Employment Agreement pursuant to an annual review. We will pay Mr. Howe a performance bonus on Catuity achieving certain Compensation Committee established goals for Net Revenue (NR) as defined in the Agreement and Net Income Before Extraordinary Items and Non-Cash Stock Compensation Expense (NI). The basis for the bonus is described below:

     - If NR is below the established goal and NI is less than 90% of the goal, no bonus is earned.

     - If NR is at least equal to the established goal and NI is between 90% and 99.9% of the goal, 50% of the targeted bonus is earned.

     - If NR and NI are between 100% and 110% of the established goal, 100% of the targeted bonus is earned.

     - If NR and NI are between 110.1% and 120% of the established, 125% of the targeted bonus is earned.

     - If NR and NI are greater than 120% of the established goal, 150% of the targeted bonus is earned.

     The targeted bonus for 2003, at 100% achievement, is US$60,000. If one of the measurement criteria (NR or NI) is in one of the above ranges and the other is in a different range, the bonus amount shall be determined at the lower of the two ranges. The goals for NR, NI and the target bonus amount at 100% achievement of the goals will be established annually by the Compensation Committee.

     Mr. Howe received options to purchase up to 315,000 shares of common stock, at an exercise price of US$9.50, which vested 75,000 on commencement of employment and 12,000 at the end of each calendar quarter through the quarter ending December 31, 2004 contingent upon his continued employment at the quarter end. Effective January 1, 2003, Mr. Howe surrendered the 96,000 then-unvested options he held under the grant of options included in his original contract. These options were replaced with 100,000 options that expire December 31, 2005, at an option exercise price of US$2.64 (AU$4.70) (this price was 20% above the closing price of our shares on Nasdaq on January 2, 2003). These options vested immediately. If the Company terminates Mr. Howe without cause during the term of the amended agreement, or if the agreement is not renewed at the end of its term, all vested options he holds as of the termination date will expire on December 31, 2008. If his employment terminates due to death or incapacity due to disability during the term of this amended agreement, his vested options will expire one (1) year from the date of termination. Any unvested options held as of the date of termination expire immediately without regard to the reason for termination.

     If we terminate the agreement without cause, Mr. Howe is entitled to one year's written notice. We have the right to pay one year's base salary to effect immediate termination. Mr. Howe may voluntarily terminate the agreement at any time provided we are given 6 months' advance written notice.

     David L. Mac. Smith. We entered into a two-year employment agreement with our Chairman, David L. Mac. Smith, effective June 1, 2001. Under the agreement, Mr. Mac. Smith received a base salary of AU$410,000 from June 1, 2001 to May 1, 2002 and a 10% increase on May 1, 2002. Mr. Mac. Smith is also entitled to payment by us of certain required Australian withholding amounts. Under the agreement Mr. Mac. Smith received 100,000 options at an exercise price of AU$7.75. The options vest at a rate of 26,000 shares on June 1, 2001 and 26,000 on June 1, 2002. The remaining 48,000 options vest at the rate of 2,000 shares per month beginning July 1, 2001. Mr. Mac. Smith may terminate the agreement by giving six months' notice in writing. If a person or party gives notice of its intention to acquire, or acquires, more than 30% of the issued capital of the Company or any parent of the Company, all unvested shares and options will vest and Mr. Mac. Smith may terminate the agreement at any time within a period of six months following such event by giving three months' notice. We may terminate the agreement for cause or, if Mr. Mac. Smith becomes unable to perform his duties. The agreement terminates on September 1, 2003 if it is not renewed prior to June 1, 2003. The agreement also provides for certain termination payments, including a salary continuation for twelve months following termination.

     Under a previous employment contract, entered into on May 1, 1995, Mr. Mac. Smith was entitled to the equivalent of 10% of any shares issued until the time we became listed on the Australian Stock Exchange. A loan from us was made available to acquire these shares. At December 31, 2002, this non-interest bearing loan to Mr. Mac. Smith, at the year ending foreign currency exchange rate, amounted to

US$509,000. Our recourse for repayment of the loan is limited to dividends and share sale proceeds. Mr. Mac. Smith may transfer shares subject to the loan to members of his family or entities controlled by one or more members of his family ("Related Party") without any obligation to repay the loan. In the event of a transfer, however, the Related Party receiving the shares must comply with all terms of the loan agreement. The sale, transfer, or disposal of any shares by Mr. Mac. Smith or Related Party to any other person will trigger repayment of the loan applicable to such shares.

     John H. Lowry III. We entered into a five-year employment agreement with our Chief Financial Officer, John Lowry, effective May 1, 2000. Under the agreement, Mr. Lowry is entitled to receive a base salary of US$150,000, which is subject to annual review for possible increase by the President and CEO. Mr. Lowry is also entitled to receive a performance-based bonus, which will be determined by the Board each year as part of the budget review.

     Mr. Lowry received options to purchase up to 150,000 shares of common stock, at an exercise price of US$7.68, which vested 50,000 on commencement of employment and 5,000 at the end of each calendar quarter through the quarter ending June 30, 2005 contingent upon his continued employment at the quarter end. All options expire on the earlier of December 31, 2008 or the date six months after cessation of employment.

     If we terminate the agreement without cause, Mr. Lowry is entitled to nine months' written notice. We have the right to pay nine months' salary to effect immediate termination. Mr. Lowry may voluntarily terminate the agreement at any time provided we are given 4 months' advance written notice.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There were no reportable relationships or transactions entered into in 2002 between the Company and a Director, executive officer or person beneficially owning more than 5% of our common stock.

     In November 2002, we concluded a private placement in Australia of a total of 543,666 shares of our common stock (including Mr. Mount's 90,000 shares) to three investors at a price of AU$3.75 per share (US$2.11 based on the foreign exchange rate in effect on the date of the transaction). The price equaled our shares' fair market value on the Australian Stock Exchange (ASX) on the transaction date. In addition, each investor received one warrant share for every three (3) shares purchased. Each warrant entitles the investor to purchase a share of common stock at AU$4.20 AUD (US$2.37) until November 1, 2004 when the warrants expire. The exercise price of the warrants represented approximately a 12% premium over the fair market price of the Company's shares on the date of transaction. A placement fee of 3% of the purchase price was paid to each investor. The proceeds were added to our general working funds to be used for general operating purposes and to further the Company's investigation into the data analytics and predictive modeling aspects of Customer Relationship Management. Mr. Mount wished to participate in this placement and purchase 90,000 shares at the same price and on the same terms as the unrelated investors, however his participation, under Australian Stock Exchange rules, was subject to our submitting this transaction to our shareholders for approval.

     In March 2003, our shareholders approved Mr. Mount's participation in the placement, and Mr. Mount purchased 90,000 shares at a price of AU$3.75 per share (US$2.11), for aggregate proceeds of AU$337,500 (US$189,900 based on the foreign exchange rate in effect on the date of the transaction). These shares -- like the shares sold to the other unrelated investors -- were sold without registration under US securities laws pursuant to an exemption from such registration. As a result, Mr. Mount will not be able to publicly resell these shares for at least one year absent a registration or other available exemption from registration. Like the two unrelated investors, Mr. Mount also received one warrant for each three shares purchased (30,000 warrants in Mr. Mount's case) exercisable at AU$4.20 (US$2.37) until November 1, 2004 and a 3% placement fee.

                            STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company's stock price as an index assuming US$100 invested on May 24, 2000 (the date on which Catuity's shares became registered under Section 12 of the Exchange Act), along with the composite prices of companies listed on Nasdaq and Catuity's SIC Code Index.

   COMPARISON OF CUMULATIVE TOTAL RETURN -- MAY 24, 2000 TO DECEMBER 31, 2002 [PERFORMANCE GRAPH]

                                                      CATUITY INC.               SIC CODE INDEX            NASDAQ MARKET INDEX
                                                      ------------               --------------            -------------------
5/24/2000                                                100.00                      100.00                      100.00
12/29/2000                                               105.76                       66.66                       72.57
12/31/2001                                                17.82                       36.05                       57.85
12/31/2002                                                17.64                       23.47                       40.35

---------------------------------------------------------------------------------------------------
               COMPANY/INDEX                5/24/2000    12/29/2000    12/31/2001    12/31/2002
---------------------------------------------------------------------------------------------------
    Catuity Inc.                             100.00        105.76        17.82         17.64
-----------------------------------------------------------------------------------------------
    SIC Code Index                           100.00         66.66        36.05         23.47
-----------------------------------------------------------------------------------------------
    NASDAQ Market Index                      100.00         72.57        57.85         40.35
---------------------------------------------------------------------------------------------------

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

SHAREHOLDER PROPOSALS FOR 2004 PROXY STATEMENT

     Shareholder proposals that are intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2004 must be received by the Company no later than December 12, 2003 in order to be included in the proxy statement and related proxy materials. The Company's Bylaws do not place any particular time limits or procedural requirements on a shareholder who does not seek inclusion of the proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Please send any such proposals to Catuity Inc., 2711 E. Jefferson Ave, Detroit, Michigan 48207, Attn: Investor Relations.

     In addition, the proxy solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders will confer discretionary authority to vote on any Shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than February 16, 2004.

                                   FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CATUITY INC., 2711 E. JEFFERSON AVE, DETROIT, MICHIGAN 48207, ATTN: INVESTOR RELATIONS.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented for Shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Jack H. Lowry
                                          JOHN H. LOWRY III
                                          Secretary
Dated: April 4, 2003

                                   APPENDIX A

         CATUITY, INC. AUDIT COMMITTEE CHARTER (REVISED MARCH 7, 2003)

ORGANIZATION

     This charter governs the operations of the Audit Committee. The committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company as described in the Independence paragraph below. All committee members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the committee,] and at least one member shall be a "financial expert" as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002, and rules issued by the Securities and Exchange Commission.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company.

     In discharging its duties, the committee is directly responsible for:

        1. Approving the appointment of the Company's outside auditors

        2. Approving all audit services and pre-approving non-audit services to be performed by the outside auditors

        3. Pre-approving annual audit fees and non-audit fees

        4. Resolving disagreements between the Company's management and the outside auditors

        5. Establishing procedures for the confidential and anonymous submission by employees of questions and concerns regarding accounting and auditing matters and

        6. Investigating any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and with the authority and Company funds to retain outside counsel, or other advisors for this purpose.

     The Committee may delegate authority to complete certain duties to a single member of the Committee.

INDEPENDENCE

     As used in this charter, "Independent Director" means a person other than an officer or employee of the Company or its subsidiaries, or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

     The following persons shall not be considered independent:

        1. A director who is employed by, or otherwise affiliated with, the Company or any of its affiliates for the current year or any of the last three years

        2. A director who, other than as a member of the audit committee, the Board of Directors, or any other Board committee, accepts any consulting, advisory, or other compensatory fee from the Company;

        3. A director who is a member of the immediate family of an individual who has been employed by the Company or any of its affiliates in the past year as an executive officer. Immediate family includes a person's spouse, parents, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in the director's home;

        4. A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed five percent (5%) of the Company's consolidated gross revenues for that year, or $200,000, whichever is more;

        5. A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     Notwithstanding the above, one director who is not independent, as defined above, and is not a current employee or immediate family member of an employee, may be appointed to the committee, if the Board, under exceptional and limited circumstances, determines that membership on the committee by that director is required in the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for the determination.

RESPONSIBILITIES AND PROCESSES

     The Audit Committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements performed by the Audit Committee is not of the same quality as the audit performed by the independent accountants. The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to assist the Company in establishing internal corporate controls for quality financial reporting, sound business risk practices, and ethical behavior.

     The Audit Committee is responsible for:

        1. The appointment, compensation and oversight of the Company's outside auditors

        2. Monitoring the integrity of the Company's financial reporting process and systems of internal control regarding finance, accounting, and legal compliance on behalf of the Board and

        3. Reporting the results of their activities to the Board.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     The committee shall have a clear understanding with management and the independent auditors that the independent auditors are to report directly to the committee, and are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company pursuant to the independence requirements set forth in the Sarbanes-Oxley Act of 2002 and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval, if required.

        1. The committee shall meet with, or discuss with, the independent auditors:

        2. The overall scope and plans for their audit including the adequacy of staffing

        3. The pre-approval of audit fees and the pre-approval of the nature and scope of non-audit services and fees.

        4. Any difficulties or disputes with management encountered by the independent auditors during the course of the audit and any instances of second opinions sought by management

     Any difficulties encountered in the course of the audit including any restrictions on the scope of their work or access to required information

     Notwithstanding number 2 above, the pre-approval requirement shall not apply to the provision of non-audit services if the aggregate amount of all such non-audit services provided to the Company by the independent auditors constitutes no more than five percent (5%) of the total audit fees paid by the Company to the internal auditors during the fiscal year in which the non-audit services are provided.

     The committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

     The committee shall review with management and the independent auditors:

        1. The financial statements to be included in the Company's Annual Report on Form 10-K prior to the release of earnings or filing with the SEC

        2. The report by the independent auditors of (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and management.

        3. Their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant accruals, reserves or estimates that may have a material impact on the financial statements and the clarity of the disclosures in the financial statements

        4. Their assessment of the adequacy and effectiveness of the Company's internal accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards

        5. The possible impact of any pending changes in accounting standards or rules as promulgated by the SEC or FASB

        6. The Company's quarterly reports on Form 10-Q

     Once each year the committee shall provide the Board, and the Company shall provide to the SEC and Nasdaq, written confirmation regarding:

        1. Any determination that the Board has made regarding the independence of directors who are members of the committee pursuant to this charter

        2. The financial literacy of the committee members

        3. The determination that at least one of the committee members qualifies as a "financial expert" as defined in the Sarbanes-Oxley Act of 2002

        4. An annual review and assessment of this charter.

CATUITY INC.                                        CDI VOTING INSTRUCTIONS FORM

ARBN 089 327 882

                                                          ALL CORRESPONDENCE TO:
                                     Computershare Investor Services Pty Limited
                                                             GPO Box 7045 Sydney
                                                  New South Wales 1115 Australia
                                      Enquiries (within Australia)  1300 855 080
                                              (outside Australia) 61 3 9615 5970
                                                        Facsimile 61 2 8235 8220
                                                           www.computershare.com

     Mark this box with an 'X' if you have made any changes to your address details (see reverse) / /

ANNUAL MEETING OF STOCKHOLDERS - THURSDAY 15 MAY 2003
YOUR VOTING INSTRUCTIONS ARE BEING SOUGHT SO THAT CHESS DEPOSITARY NOMINEES PTY LTD MAY RESPOND TO A PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF CATUITY INC.

VOTING INSTRUCTIONS TO CHESS DEPOSITARY NOMINEES PTY LTD
I/We being a holder of CHESS Depositary Interests of the above Company hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting in respect of the resolutions outlined below, as follows:

CHESS DEPOSITARY NOMINEES PTY LTD WILL VOTE AS DIRECTED. PLEASE MARK WITH AN /X/ TO INDICATE YOUR DIRECTIONS.

                                                                FOR      AGAINST

1.  To elect Mr D L MacSmith as a director                      / /      / /

2.  To elect Mr A S Dawson as a director                        / /      / /

3.  To elect Mr D P F Mount as a director                       / /      / /

4.  To elect Mr M V Howe as a director                          / /      / /

5.  To elect Mr A L Gilman as a director                        / /      / /

6.  To elect Mr R C Robins as a director                        / /      / /


PLEASE SIGN HERE THIS SECTION MUST BE SIGNED IN ACCORDANCE WITH THE INSTRUCTIONS OVERLEAF TO ENABLE YOUR DIRECTIONS TO BE IMPLEMENTED.


INDIVIDUAL OR SECURITYHOLDER 1           SECURITYHOLDER 2                         SECURITYHOLDER 3
------------------------------           ------------------------------           ------------------------------
|                            |           |                            |           |                            |
|                            |           |                            |           |                            |
|                            |           |                            |           |                            |
------------------------------           ------------------------------           ------------------------------
SOLE DIRECTOR AND SOLE COMPANY           DIRECTOR                                 DIRECTOR/COMPANY SECRETARY
SECRETARY


                                                                        /   /
    -----------------------------------  -------------------------  ------------
    CONTACT NAME                         CONTACT DAYTIME TELEPHONE  DATE

CAT                                                                    004715-V2

]INSTRUCTION FOR COMPLETION OF CDI VOTING INSTRUCTION FORM



    YOUR VOTE IS IMPORTANT

    Each Catuity Inc. CHESS Depositary Interest (CDI) is equivalent to one share of Company Common Stock, so that every one CDI that you own at 2/04/2003 (record date) entitles you to one vote.

    You can vote by completing, signing and returning your CDI Voting Instruction Form. The CDI Voting Instruction Form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return your completed CDI Voting Instruction Form so that it is received at the address shown on the Form by not later than 9:30am Australia time on 13/05/2003. That will give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote the underlying shares.


    SIGNATURE(s) OF CHESS DEPOSITARY INTEREST HOLDERS

    Each holder must sign this form. If your CDIs are held in joint names, all holders must sign in the boxes. If you are signing as an Attorney, then the Power of Attorney must have been noted by the Company's Australian Registry or a certified copy of it must accompany this form.

    Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie. Sole Director and Sole Company Secretary, or Director, or Director and Company Secretary.

    If you require further information on how to complete the CDI Voting Instruction Form, telephone the Registry on 1300 855 080.



    LODGEMENT OF NOTICE

    CDI Voting Instruction Forms must be returned to Computershare Investor Services Pty Limited, Level 3 60 Carrington Street Sydney NSW 2000 Australia Facsimile: 61 2 8235 8220 or GPO Box 4195 Sydney New South Wales 1115 Australia.



  FOR ASSISTANCE PLEASE CONTACT COMPUTERSHARE INVESTOR SERVICES PTY LIMITED ON
                                  1300 855 080

CATUITY INC.                                                                                                              PROXY FORM
ARBN 089 327 882
                                                                                                              ALL CORRESPONDENCE TO:
                                                                                         Computershare Investor Services Pty Limited
                                                                                                                 GPO Box 7045 Sydney
                                                                                                      New South Wales 1115 Australia
Mark this box with an 'X' if you have                                                       Enquires (within Australia) 1300 855 080
made any changes to your address details (see reverse) /   /                                      (outside Australia) 61 3 9615 5970
                                                                                                            Facsimile 61 2 8235 8220
                                                                                                               www.computershare.com

APPOINTMENT OF PROXY
I/We begin a member/s of Catuity Inc and entitled to attend and vote hereby appoint

/   / the Chairman                 OR      /                           /     Write here the name of the person you are appointing if
      of the Meeting                                                         this person IS SOMEONE OTHER THAN the Chairman of the
      (mark with an 'X')                                                     Meeting.


or failing the person named, or if no person is named, the Chairman of the Meeting, as my/our proxy to act generally at the meeting on my/our behalf and to vote in accordance with the following directions (or if no directions have been give, to vote FOR the proposals and as the proxy sees fit on other matters that may properly come before the Annual Meeting) at the Annual Meeting of
Shareholders of Catuity Inc to be held at AAP Centre Theatrette, 259 George Street, Sydney NSW on Thursday 15 May 2003 at 9:30am
and at any adjournment of that meeting.

VOTING DIRECTIONS TO YOUR PROXY - PLEASE MARK   / X /  TO INDICATE YOUR DIRECTIONS

                                                                                                      FOR      AGAINST      ABSTAIN*

1. To elect Mr D L MacSmith as a director                                                            /   /      /   /        /   /

2. To elect Mr A S Dawson as a director                                                              /   /      /   /        /   /

3. To elect Mr D P F Mount as a director                                                             /   /      /   /        /   /

4. To elect Mr M V Howe as a director                                                                /   /      /   /        /   /

5. To elect Mr A L. Gilman as a director                                                             /   /      /   /        /   /

6. To elect Mr R C Robins as a director                                                              /   /      /   /        /   /


* If you mark the Abstain box for a particular item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll, or if your votes entitlement cannot be voted by the Chairman of the Meeting, your votes will not be counted in computing the required majority on a poll.

APPOINTING A SECOND PROXY

I/We wish to appoint a second proxy

/   / Mark with 'X' if you       AND     /         / %  OR  /            /   State the percentage of your voting rights or the
      wish to appoint a second                                               number of securities for this Proxy Form.
      proxy.

PLEASE SIGN HERE   THIS SECTION MUST BE SIGNED IN ACCORDANCE WITH THE INSTRUCTIONS OVERLEAF TO ENABLE YOUR DIRECTIONS TO BE
                   IMPLEMENTED.

INDIVIDUAL OR SECURITYHOLDER 1           SECURITYHOLDER 2                         SECURITYHOLDER 3
------------------------------           ------------------------------           ------------------------------
|                            |           |                            |           |                            |
|                            |           |                            |           |                            |
|                            |           |                            |           |                            |
------------------------------           ------------------------------           ------------------------------
INDIVIDUAL/SOLE DIRECTOR AND             DIRECTOR                                 DIRECTOR/COMPANY SECRETARY
SOLE COMPANY SECRETARY


                                                                                                                        /    /
               -----------------------------------------------   -----------------------------------------------   ---------------
               CONTACT NAME                                      CONTACT DAYTIME TELEPHONE                         DATE

CAT                                                                                                                     004 715-V2 +

HOW TO COMPLETE THIS PROXY FORM


1       YOUR ADDRESS

        This is your address as it appears on the company's share register. If this information is incorrect, please mark the box and make the correction on the form. Securityholders sponsored by a broker (in which case your reference number overleaf will commence with an 'x') should advise your broker of any changes. PLEASE NOTE, YOU CANNOT CHANGE OWNERSHIP OF YOUR SECURITIES USING THIS FORM.

2       APPOINTMENT OF A PROXY

        If you wish to appoint the Chairman of the Meeting as your proxy, mark the box. If the person you wish to appoint as your proxy is someone other than the Chairman of the Meeting please write the name of that person. If you leave this section blank, or your named proxy does not attend the meeting, the Chairman of the Meeting will be your proxy. A proxy need not be a securityholder of the company.


3       VOTES ON ITEMS OF BUSINESS

        You may direct your proxy how to vote by placing a mark in one of the boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on a given item, your proxy will vote FOR the proposal. If you mark more than one box on an item your vote on that item will be invalid.

4       APPOINTMENT OF A SECOND PROXY

        You are entitled to appoint up to two persons as proxies to attend the meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the company's share registry or you may copy this form.

        To appoint a second proxy you must:

        (a) indicate that you wish to appoint a second proxy by marking the box.

        (b) on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of securities applicable to that form. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded.

        (c) return both forms together in the same envelope.

5       SIGNING INSTRUCTIONS

        You must sign this form as follows in the spaces provided:

        Individual:        where the holding is in one name, the holder must
                           sign.

        Joint Holding:     where the holding is in more than one name, all of
                           the securityholders should sign.

        Power of Attorney: to sign under Power of Attorney, you must have already lodged this document with the registry. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it.

        Companies:         where the company has a Sole Director who is also the
                           Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company
                           Secretary, a Sole Director can also sign alone.
                           Otherwise this form must be signed by a Director jointly with either another Director or a Company
                           Secretary. Please indicate the office held by signing in the appropriate place.

        If a representative of the corporation is to attend the meeting the appropriate "Certificate of Appointment of Corporate Representative" should be produced prior to admission. A form of the certificate may be obtained from the company's share registry.


        LODGEMENT OF A PROXY

        This Proxy Form (and any Power of Attorney under which it is signed) must be received at an address given below no later than 48 hours before the commencement of the meeting at 9:30am on Thursday 15 May 2003. Any Proxy Form received after that time will not be valid for the scheduled meeting.


DOCUMENTS MAY BE LODGED USING THE REPLY PAID ENVELOPE OR:            Catuity Inc. share registry

- by posting, delivery or facsimile to Catuity Inc. share            Computershare Investor Services Pty Limited
  registry at the address opposite                                   GPO Box 4195
                                                                     Sydney New South Wales 1115
                                                                     Australia
                                                                     Facsimile 61282358220    004715-V2

                                                                               +


CATUITY, INC.                                   000000  0000000000  0  0000

                                                000000000.000 ext
                                                000000000.000 ext
                                                000000000.000 ext
MR A SAMPLE                                     000000000.000 ext
DESIGNATION (IF ANY)                            000000000.000 ext
ADD 1                                           000000000.000 ext
ADD 2                                           000000000.000 ext
ADD 3
ADD 4                                           HOLDER ACCOUNT NUMBER
ADD 5
ADD 6                                           [BAR CODE]

                                                C 1234567890     J N T

                                                [ ] Mark this box with an X if
                                                    you have made changes to
                                                    your name or address details
                                                    above.

================================================================================
ANNUAL MEETING PROXY CARD
================================================================================

A  ELECTION OF DIRECTORS
1. The Board of Directors recommends a vote FOR the listed nominees.

                           FOR   WITHHOLD                         FOR   WITHHOLD

01 - Mr. D. L. MacSmith    [ ]     [ ]     05 - Mr. A. L. Gilman  [ ]      [ ]

02 - Mr. A.S. Dawson       [ ]     [ ]     06 - Mr. R. C. Robins  [ ]      [ ]

03 - Mr. D. P. F. Mount

04 - Mr. M. V. Howe






B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.


Signature 1 - Please keep signature within the box      Signature 2 - Please keep signature within the box     Date (mm/dd/yyyy)
------------------------------                          ------------------------------                         -------------------
|                            |                          |                            |                         |                 |
|                            |                          |                            |                         |    /   /        |
|                            |                          |                            |                         |                 |
------------------------------                          ------------------------------                         -------------------


                       1 U P X   H H H   P P P P   001979
                                                                               +

================================================================================
PROXY - CATUITY, INC.
================================================================================

LEVEL 4 BALLARAT HOUSE
68-72 WENTWORTH AVE.
SURRY HILLS, NSW 2010 AUSTRALIA

2711 E. JEFFERSON AVE.
DETROIT, MI  48207 USA

MEETING DETAILS
AAP THEATRETTE, AAP CENTER, 259 GEORGE STREET, SYDNEY, NSW 2000 AUSTRALIA
PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING -  MAY 14, 2003 AT 7:30 P.M. EASTERN DAYLIGHT TIME IN THE UNITED STATES
                                                            MAY 15, 2003 AT 9:30 A.M. AUSTRALIAN EASTERN STANDARD TIME

David L. MacSmith and Michael V. Howe, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Catuity, Inc. to be held on May 14, 2003 at 7:30 p.m. Eastern Daylight Time in the United States and May 15, 2003 at 9:30 a.m. Australian Eastern Standard Time or at any postponement or adjournment thereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR THE NOMINEES IN ITEM 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be voted on reverse side.)